SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
April 19, 2013

AIR INDUSTRIES GROUP, INC.
___________________

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-29245	20-4458244
State of	Commission	IRS Employer
Incorporation	File Number	I.D. Number

1479 North Clinton Avenue, Bay Shore, NY 11706
Address of principal executive offices

Registrant's telephone number: (631) 968-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17   CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 19, 2013, Dario Peragallo resigned as a director of Air Industries Group, Inc.   Mr. Peragallo’s resignation was not the result of a disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Mr. Peragallo continues to serve as President of Air Industries Machining, Corp., one of the Company’s three wholly-owned operating subsidiaries.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 23, 2013

AIR INDUSTRIES GROUP, INC.

By:	/s/ Peter D. Rettaliata
Peter D. Rettaliata
President and Chief Executive Officer